UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2026

ANNOVIS BIO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39202	26-2540421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 225
Malvern, PA 19355

(Address of Principal Executive Offices, and Zip Code)

(484) 875-3192

Registrant’s Telephone Number, Including Area Code

                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ANVS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 3, 2026, Annovis Bio, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”) telephonically. At the Special Meeting, among other things, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 to 140,000,000 (the “Charter Amendment”). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on November 4, 2026.

The foregoing description is only a summary and is qualified in its entirety by reference to the complete text of the Charter Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, two proposals were submitted to the Company’s stockholders and all matters voted upon were approved with the required votes. The proposals are outlined below and further described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC’) on September 11, 2026, and the supplement thereto filed with the SEC on October 7, 2026.

At the Special Meeting, a total of 28,301,063 shares of the Company’s common stock, or 66.31% of the common stock outstanding as of September 4, 2026, the record date for the Special Meeting, were represented virtually or by proxy.

The following is a brief description of the final voting results for each of the two proposals submitted at the Special Meeting on November 3, 2026:

1.	AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Proposal 1: An amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 to 140,000,000 was approved by stockholders by the following vote:

For	% of Votes Cast	Against	% of Votes Cast	Abstain	Broker Non- Vote
24,084,197	85.61%	4,047,192	14.39%	169,671	0

2.	RATIFICATION OF AMENDMENT TO THE ANNOVIS BIO, INC. 2019 EQUITY INCENTIVE PLAN

Proposal 2: A proposal to ratify the approval of an amendment (as previously presented to the Company’s 2026 Annual Meeting) to the Company’s Option Plan to increase the number of authorized shares under the Option Plan was approved by stockholders by the following vote:

For	% of Votes Cast	Against	% of Votes Cast	Abstain	Broker Non-Vote
12,205,047	83.76%	2,203,711	15.12%	163,518	13,728,787

As there were sufficient votes present in person or by proxy at the Special Meeting to approve Proposals 1 and 2, Proposal No. 3 (the Adjournment Proposal) was not voted upon at the Special Meeting.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of Annovis Bio, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNOVIS BIO, INC.

Date: November 4, 2026

	By:	/s/ Maria Maccecchini
	Name:	Maria Maccecchini
	Title:	Chief Executive Officer